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EXHIBIT 99.1

                                   RESIGNATION


TO ACCESSPOINT CORPORATION, A NEVADA CORPORATION:


         Please be advised that the undersigned hereby resigns as a Director (and member of the Board of Directors) and as President, Secretary and Treasurer of Accesspoint Corporation, a Nevada corporation, effective immediately. Thank you.



         Date: August 16, 2005                  /s/ Michael Savage
                                                ------------------
                                                  Michael Savage